Leases	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
Leases
10. Leases
The Company has entered into various operating leases for its worldwide office buildings and research and development facilities and equipment, which are accounted for in accordance with ASC 842.
As of December 31, 2025, the Company entered into a noncancelable lease agreement for office space in Singapore that had not yet commenced. The lease is expected to commence on or about January 15, 2026 and has an initial noncancelable term of three
years. Total minimum lease payments under the agreement are approximately SGD 2.2 million over the lease term. As the lease had not commenced as of December 31, 2025, no right-of-use
asset or corresponding lease liability was recognized in the consolidated balance sheets.
For the years ended December 31, 2025 and 2024, the Company recorded approximately $0.7 million and $1.0 million of operating lease expense, respectively, under ASC 842. All of the Company’s leases have been classified as operating leases.
Supplemental cash flow information for the years ending December 31, 2025 and 2024, were as follows (in thousands):

	2025	2024
Cash paid for operating leases included in operating cash flow	$731	$1,068
Supplemental non-cash information related to lease liabilities arising from obtaining right-of-use assets	382	1,207

The aggregate future lease payments of operating leases as of December 31, 2025, are as follows (in thousands):

2026	417
2027	256
2028	26

Total future annual minimum lease payments	699
Less: interest	(21)

Total lease liabilities	$678

As of December 31, 2025, the weighted average remaining lease term for the Company’s operating leases is 1.73 years and the weighted average discount rate used to determine the present value of the Company’s operating leases is 3.6%.